EXHIBIT 10.1

Line of Credit Agreement for Purchase of Motor Vehicles

For value received and in further consideration of the granting by XXXXXXXX, referred to herein as LENDER, to DIA Leasing, LLC, a limited liability company organized and existing under the laws of the state of Florida, with its principal office located at 7901 4th Street North, Suite 300, St. Petersburg, FL 33702, referred to herein as BORROWER, of a line of credit, referred to herein as the LOAN, BORROWER represents and warrants to and agrees with LENDER as follows:

1.	The Loan

a.	Purpose.

The purpose of the LOAN is to finance the purchase of motor vehicles to be used in the course of BORROWER’s business within the state of Florida. LENDER will only tender funds directly to car dealerships or other suppliers of new passenger vehicles.

b.	Amount.

Subject to the terms contained herein, in the Security Agreement, Promissory Note, Guaranty, and other documents executed concurrently with this Agreement, referred to hereinafter as the LOAN DOCUMENTS) LENDER will lend to BORROWER, and BORROWER will borrow from LENDER up to $2,000,000.00 with interest at 15% per annum.

c.	Evidence of Loan.

The Loan and the terms of repayment of it, including the rate of interest, shall be evidenced by a note or notes, signed by BORROWER.

d.	Security and Guaranty.

The payment of the Loan shall be secured and guaranteed by the SECURITY AGREEMENT and the GUARANTIES, in addition to which, all monies and other property at any time in the possession of LENDER which BORROWER either owns or has the permission of the owner to pledge with or otherwise hypothecate to LENDER, including, but not limited to, motor vehicles, any deposits, balances of deposits or other sums at any time credited by or due from LENDER, shall at all times be collateral security for all of the liabilities, obligations and undertakings of BORROWER to LENDER, direct or indirect, absolute or contingent, now existing or later arising or acquired, including, but not limited to, the payment of the Loan.

In addition to the foregoing, LENDER shall cause to be placed, a lien of the title of every motion vehicle purchased by BORROWER utilizing funds of LENDER.

2.	Warranties and Representations

BORROWER represents and warrants to LENDER (which representations and warranties will survive the making of the Loan) that:

a.       Entity Existence.

BORROWER is a limited liability company organized and existing under the laws of the state of Florida, and that said company is in good standing under the laws of the State of Florida. BORROWER is duly licensed or qualified as a foreign company in all states in which the nature of its property owned or Business transacted by it makes such licensing or qualification necessary. BORROWER has obtained all required permits authorizations and licenses, without unusual restrictions or limitations, to conduct the Business in which BORROWER is presently engaged, all of which are in full force and effect.

b.       Corporate Authority and Power.

The execution, delivery and performance of this Agreement, any note or security Agreement, or any other instrument or document at any time required in connection with the Loan, are within the corporate powers of BORROWER, and not in contravention of law, the articles of organization or bylaws of BORROWER or any amendment of the same, or of any indenture, Agreement or undertaking to which BORROWER is a party or may otherwise be bound, and each such instrument and document represent a valid and binding obligation of BORROWER and is fully enforceable according to its terms. BORROWER will, at the request of LENDER at any time and from time to time, furnish LENDER with the opinion of counsel for BORROWER with respect to any or all of the foregoing or other matters, such opinion to be in substance and form satisfactory to LENDER.

c.       Financial Status.

All financial statements and other statements previously or in the future given by BORROWER to LENDER in respect of this Agreement are or will be true and correct, subject to any limitation stated in them, consistent with any prior statements furnished to LENDER, and prepared in accordance with generally accepted accounting principles to represent fairly the condition of BORROWER as of the date of the statement.

d.       Litigation.

There is not now pending or threatened against BORROWER any action or other proceedings or any claim in which BORROWER has any monetary or other proprietary interest nor do any of the executive or managing personnel of BORROWER know of any facts which may give rise to any such litigation, proceeding or claim, except: (describe).

e.	Events of Default.

No event of default specified in Section 5 of this Agreement, and no event which, with the lapse of time or notice, would become such an event of default, has occurred and is continuing.

f.	Title to Motor Vehicles.

BORROWER will cause all motor vehicles being purchased to be titled in the name of BORROWER, and shall not, while any lien in favor of LENDER exists, attempt to transfer the title to any other party. BORROWER shall protect and defend the vehicles and their titles against any third party seeking to impair BORROWER’s ownership of such vehicles.

g.	Taxes.

BORROWER shall be solely liable for any and all taxes, fines, penalties, and costs associated with each vehicle. Failure to timely pay any such amounts shall constitute an event of default. LENDER, at LENDER’s option, may pay any amounts in order to protect its interest in the vehicle, and any such amounts advanced on behalf of BORROWER, shall be due and payable immediately and shall bear interest at the highest amount allowed by law until paid in full.

3.	Affirmative Covenants.

BORROWER agrees that until payment in full of the Loan and performance of all of its other obligations under this Agreement, BORROWER will, unless LENDER otherwise consents in writing, comply with the following:

a.	Commitment Fee.

Subject to the terms of this Agreement LENDER commits itself, until a date that is six months from the date that this Agreement and the LOAN DOCUMENTS are signed, to lend to BORROWER at any time or from time to time a sum or sums in the aggregate amount of $2,000,000.00, and BORROWER agrees to pay to XXXXXXXXXX, LLC, at the time of funding each disbursement, a commitment fee of 2% of the amount of each disbursement.

b.	Financial Statements.

BORROWER will furnish to LENDER quarterly statements prepared by BORROWER within 15 days of the close of each quarter, and, within 30 days after the close of each fiscal year, an annual audit prepared by the equity method and certified by public accountants selected by BORROWER and approved by LENDER, together with a certificate by such accountants that at such audit date BORROWER was acting in compliance with the terms of this Agreement. BORROWER shall indicate on the statements all guarantees made by it. BORROWER will upon request permit a representative of LENDER to inspect and make copies of BORROWER’s books and records at all reasonable times.

c.	Insurance.

BORROWER will maintain insurance policies on each motor vehicle purchased with proceeds of the LOAN, for the full value of each motor vehicle from all perils and all liabilities, and such other insurance as LENDER may reasonably require as consistent with sound business practice and with companies satisfactory to LENDER, which policies will show the LENDER as loss payee.

d.	Taxes and Other Liens.

BORROWER will comply with all statutes and government regulations and pay all taxes, assessments, governmental charges or levies, or claims for repairs, labor, parts, storage, and other obligations made against it which, if unpaid, might become a lien or charge against BORROWER or on the motor vehicles on which LENDER shall have liens, except liabilities being contested in good faith and against which, if requested by LENDER, BORROWER will set up reserves satisfactory to LENDER.

e.	Maintenance of Company Existence and Maintenance of Collateral.

BORROWER will maintain its existence and comply with all applicable statutes, licensing requirements, rules and regulations and continue to conduct its Business as presently conducted. In addition, BORROWER shall be solely responsible for all necessary and manufacturer recommended maintenance of each motor vehicle purchased through the LOAN, and for every motor vehicle provided to LENDER as collateral for the LOAN, regardless of whether LOAN funds were used for its purchase. Maintenance requirements must be strictly followed, failure to do so shall be a material default in the LOAN DOCUMENTS. Maintenance shall include repairs of any nature. BORROWER must maintain all vehicles in good operating condition at all times that this Agreement is in effect.

f.	Notice of Default.

Within five (5) Business days of becoming aware of (i) the existence of any condition or event which constitutes a default under Section 5 of this Agreement; or (ii) the existence of any condition or event which with notice or the passage of time, will constitute a default under Section 5 of this Agreement, BORROWER will provide LENDER with written notice specifying the nature and period of existence of the same and what action BORROWER is taking or proposes to take with respect to the same.

g.	Use of Proceeds.

BORROWER shall use the proceeds of the Loan under this Agreement solely for the purchase of motor vehicles to be used in BORROWER’s Business, and for no other purpose.

h.	Further Assurances.

BORROWER will execute and deliver to LENDER any writings and do all things necessary, effectual or reasonably requested by LENDER to carry into effect the provisions and intent of this Agreement.

4.	Negative Covenants

Without the prior written approval of LENDER, BORROWER will not:

a.	Consolidation, Merger or Acquisition.

Participate in any merger or consolidation or alter or amend the capital structure of BORROWER, including, but not limited to, the issuance of additional stock, or make any acquisition of the Business of another.

b.	Dividends.

Pay any dividends, including a stock dividend, or make any distributions, in cash or otherwise, including splits of any kind, to any officer, stockholder or beneficial owner of BORROWER, other than salaries.

c.	Encumbrances.

BORROWER shall not permit any lien, other than that of LENDER, to exist on any item of collateral, and shall at all times be current in payment of taxes, registration, license plate fees, and any other fees, fines, or penalties which may impair the use of any item of collateral, or subject any item of collateral to impound. Failure to comply with the foregoing shall be an event of default.

d.	Disposition of Assets, Guarantees, Loans, Advances.

Sell, transfer or assign any assets of BORROWER other than in the ordinary course of Business or, except as specifically permitted in this Agreement (i) sell or transfer or assign any of BORROWER’s accounts receivable with or without recourse; (ii) guarantee or become surety for the obligations of any person, firm, or corporation; or (iii) make any loans or advances.

e.	Liabilities.

Permit its total short and long term liabilities including borrowings to impair BORROWER’s ability to repay the LOAN.

f.	Compensation.

Pay to its officers and directors aggregate compensation in any fiscal year which impairs BORROWER’s ability to repay the LOAN.

g.	Employee Retirement Investment Security Act of 1974 (“ERISA”).

Permit any pension plan to (i) engage in any prohibited transaction; (ii) fail to report to LENDER a reportable event; (iii) incur any accumulated funding deficiency; or (iv) terminate its existence at any time in a manner which could result in the imposition of a lien on the property of the BORROWER. (The quoted terms are defined in Sections 2003(c),302, and 4003, respectively, of ERISA, as amended.)

5.	Default.

If any one or more of the following events of default shall occur at any time, LENDER shall have the right to declare any or all liabilities or obligations of BORROWER to LENDER immediately due and payable without notice or demand:

a.	Any warranty, representation or statement made or furnished to LENDER by or on behalf of BORROWER or any guarantor or surety for BORROWER was in any material respect false when made or furnished;

b.	A failure to pay or perform when due any obligation, liability or covenant of BORROWER or of any guarantor or surety for BORROWER, under this Loan Agreement or any other indebtedness or obligation for borrowed money, or if such indebtedness or obligation shall be accelerated, or if there exists any event of default under any such instrument, document or Agreement evidencing or securing such indebtedness or obligation, including, but not limited to, failure to perform the terms of this Agreement or of the note or notes evidencing the Loan;

c.	The commencement of any proceeding under any bankruptcy or insolvency laws by or against BORROWER, the appointment of a trustee, receiver, or custodian and, if any such proceeding is involuntary, such proceeding has not been dismissed and all trustees, receivers, or custodians discharged within 30 days of its commencement or their appointment;

d.	The service upon LENDER of a writ in which LENDER is named as trustee or BORROWER or any guarantor or surety for BORROWER;

e.	The liquidation, termination or dissolution of BORROWER or its ceasing to carry on actively its present Business; and, if any guarantor or surety for BORROWER is a corporation, trust or partnership, the liquidation, termination or dissolution of any such organization or its ceasing to carry on actively its present business;

f.	The death any guarantors or surety for BORROWER, and if any guarantor or surety for BORROWER is a partnership, the death of any partner; or

g.	A judgment or judgments of the payment of money aggregating in excess of $50,000 is outstanding against BORROWER or any guarantor or surety for BORROWER and any one of such judgments has been outstanding for more than 30 days from the date of its entry and has not been discharged in full or stayed.

6.	Miscellaneous

a.	Other Agreements.

This Agreement is supplementary to every other Agreement between BORROWER and LENDER and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of LENDER or any of the liabilities, obligations or undertakings of BORROWER under any such Agreement, nor shall any contemporaneous or subsequent Agreement between BORROWER and LENDER be construed to limit or otherwise derogate from any of the rights or remedies of LENDER or any of the liabilities, obligations or undertakings of BORROWER under this Agreement unless such other Agreement specifically refers to this Agreement and expressly so provides. This Agreement and the covenants and Agreements contained in it shall continue in full force and effect and shall be applicable not only with respect to the Loan, but also to all other obligations, liabilities and undertakings of BORROWER to LENDER whether direct or indirect absolute or contingent, due or to become due, now existing or later arising or acquired, until all such obligations, liabilities and undertakings have been paid or otherwise satisfied in full.

b.	Waivers.

No delay or omission on the part of LENDER in exercising any right under this Agreement shall operate as a waiver of such right or any other right, and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of LENDER on any future occasion.

c.	Expenses.

BORROWER will pay or reimburse LENDER for all reasonable expenses, including attorney’s fees, which LENDER may in any way incur in connection with this Agreement or any other Agreement between BORROWER and LENDER or with any Loan or which result from any claim or action by any third person against LENDER which would not have been asserted were it not for LENDER’s relationship with BORROWER under this Agreement or otherwise.

d.	Notices

Unless provided herein to the contrary, any notice provided for or concerning this Agreement shall be in writing and shall be deemed sufficiently given when sent by certified or registered mail if sent to the respective address of each party as set forth at the beginning of this Agreement.

e.	Governing Law

This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Florida.

f.	Successors and Assigns.

This Agreement shall be binding on BORROWER’s legal representatives, successors and assigns and shall inure to the benefit of LENDER’s successors and assigns.

The parties have executed this Agreement on May 1, 2024.

LENDER	BORROWER
XXXXXXXXX	DIA Leasing, LLC

By: XXXXX	By: DRIVEITAWAY HOLDINGS,
As its: XXXXX	INC.
By: XXXXXXXX	As Its: Authorized Member

By: John Possumato, as Chief
Executive Officer of Driveitaway
Holdings, Inc.